INVESTMENTS IN DIRECT FINANCING AND SALES-TYPE LEASES	6 Months Ended
Jun. 30, 2018
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN DIRECT FINANCING LEASES AND SALES-TYPE LEASES
INVESTMENTS IN DIRECT FINANCING AND SALES-TYPE LEASES

As at June 30, 2018, the Company had eight VLCC crude tankers accounted for as direct financing leases (December 31, 2017: nine VLCCs). These vessels are on charter to Frontline Shipping Limited (“Frontline Shipping”) on long-term, fixed rate time charters which span various periods depending on the age of the vessels, ranging from approximately five to nine years. Frontline Shipping is a wholly owned subsidiary of Frontline, a related party. The terms of the charters do not provide Frontline Shipping with an option to terminate the charters before the end of their terms. The VLCC Front Circassia, which was accounted for as a direct financing lease at December 31, 2017, was sold in February 2018 (see Note 2: Gain on sale of assets and termination of charters and Note 15: Related party transactions). An impairment charge of $21.8 million was recorded against the carrying value of three VLCCs leased to Frontline Shipping. The three tankers were disposed of at various delivery dates between July and September 2018 (see Note 18: Subsequent Events).

One of the Company's offshore support vessels is chartered on a long-term bareboat charter to Deep Sea Supply Shipowning II AS (the “Solstad Charterer”), an indirect wholly owned subsidiary of Solship Invest 3 AS (“Solship”) which is in turn a wholly owned subsidiary of Solstad Farstad ASA (“Solstad Farstad”). In July 2018, the Company entered into a restructuring agreement with subsidiaries of Solstad Farstad ASA whereby the Company will receive 50% of the agreed charter hire for two of the offshore support vessels. All other contracted charter hire income earned from fixed assets and finance lease assets will be deferred until the end of 2019.

In addition to the above nine vessels leased to related and unrelated third parties, the Company also had two container vessels accounted for as direct financing leases and one container vessel accounted for as a sales-type lease as at June 30, 2018, which are on long-term bareboat charters to MSC Mediterranean Shipping Company S.A. ("MSC"), an unrelated party. The terms of the charters provide a fixed price put option or purchase obligation at the expiry of the 15 year charter period for two of the container vessels and a minimum fixed price purchase obligation at the expiry of the five year charter period for the third container vessel.

In April 2018, the Company acquired 15 second hand feeder size container vessels for a purchase consideration of $105.5 million from a subsidiary of MSC. The vessels were immediately leased back to the seller under seven year bareboat charters. The charterer has purchase options throughout the term of the charters and the Company has a put option at the end of the seven year period.

As at June 30, 2018, the Company had a total of 27 vessels accounted for as direct financing and sales-type leases (December 31, 2017: 13 vessels). The following lists the components of the investments in direct financing and sales-type leases as at June 30, 2018 and December 31, 2017:

(in thousands of $)	June 30, 2018	December 31, 2017
Total minimum lease payments to be received	954,546	916,765
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(185,484)	(211,508)
Net minimum lease payments receivable	769,062	705,257
Estimated residual values of leased property (un-guaranteed)	219,048	232,424
Less: unearned income	(327,014)	(319,610)
Total investment in direct financing and sales-type leases	661,096	618,071

Current portion	40,085	32,096
Long-term portion	621,011	585,975
Total investment in direct financing and sales-type leases	661,096	618,071